UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

HEALTHY CHOICE WELLNESS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-42274	88-4128927
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 N. 28th Way, #1

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

(305) 600-5004

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	HCWC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders held on August 27, 2026 (the “Special Meeting”), the stockholders of Healthy Choice Wellness Corp., a Delaware corporation (“HCWC”) voted to approve the proposals as set forth below. The proposals are described in detail in HCWC’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2026 (the “Proxy Statement”). The voting results regarding each proposal, as determined by HCWC’s Inspector of Election, are set forth below.

As of the close of business on August 6, 2026, the record date of the Special Meeting (the “Record Date”), there were 29,892,378 shares of HCWC’s Class A common stock, par value $0.001 per share (“HCWC Common Stock”), issued and outstanding and entitled to one vote per share on each proposal. As of the Record Date, there were 6,563 shares of Series A Convertible Preferred Stock of HCWC (“Series A Preferred Stock”) issued and outstanding and entitled to 725 votes per share on each proposal. At the Special Meeting, an aggregate of 24,230,128 votes, representing approximately 69.92% of the total voting power of HCWC’s outstanding capital stock entitled to vote at the Special Meeting, were present or represented by proxy, constituting a quorum to conduct business.

Proposal No. 1: To approve, including for purposes of complying with New York Stock Exchange American Rule 713, the issuance of shares of HCWC Common Stock pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) by and among HCWC, Healthy Choice Wellness II Corp., a Delaware corporation and wholly owned subsidiary of HCWC (“Merger Sub”) and Host Digital Infrastructure LLC, a Delaware limited liability company (“Host Digital”)(including shares issuable upon exercise of any pre-funded warrants to purchase HCWC Common Stock at an exercise price of $0.0001 per share issued as Merger Consideration (as defined in the Merger Agreement)) (the “Stock Issuance Proposal”).

The Stock Issuance Proposal was approved by the requisite vote of HCWC stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,801,784	647,352	44,185	3,736,807

Proposal No. 2: To approve an amendment to HCWC’s certificate of incorporation to authorize 2,000,000,000 shares of HCWC Common Stock (the “Authorized Shares Proposal”).

The Authorized Shares Proposal was approved by the requisite vote of HCWC stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,700,927	762,393	30,001	3,736,807

Proposal No 3: To approve an amendment to HCWC’s certificate of incorporation to change HCWC’s name to a name selected by Host Digital, in its sole discretion (the “Name Change Proposal”).

The Name Change Proposal was approved by the requisite vote of HCWC stockholders.

Votes For	Votes Against	Abstentions
23,052,754	1,085,507	91,867

Proposal No. 4: To approve an amendment to HCWC’s certificate of incorporation to permit stockholders to act by written consent in lieu of a meeting (the “Written Consent Proposal”).

The Written Consent Proposal was approved by the requisite vote of HCWC stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,573,521	879,016	40,784	3,736,807

Proposal No. 5: To approve an amendment to HCWC’s certificate of incorporation to effect a reverse stock split of HCWC Common Stock at a ratio of up to and including 1-for-100, with such ratio to be determined in the discretion of the Board of Directors of HCWC (the “Board”) and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”).

The Reverse Split Proposal was approved by the requisite vote of HCWC stockholders.

Votes For	Votes Against	Abstentions
19,618,508	834,344	40,469

Proposal No. 6: To ratify the appointment of UHY LLP as HCWC’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Proposal”).

The Auditor Proposal was approved by the requisite vote of HCWC stockholders.

Votes For	Votes Against	Abstentions
23,615,456	510,111	104,561

Adjournment of the Special Meeting was deemed unnecessary because there was a quorum present and there were sufficient votes at the time of the Special Meeting to approve the Stock Issuance Proposal, the Authorized Shares Proposal, the Name Change Proposal, the Written Consent Proposal, the Reverse Split Proposal and the Auditor Proposal.

Pursuant to the terms of the Merger Agreement, the completion of the proposed transactions remains subject to certain customary closing conditions. Assuming timely satisfaction of the remaining customary closing conditions set forth in the Merger Agreement, the closing of the Merger (as defined below) is expected to occur in the third quarter of 2026.

Item 8.01	Other Events.

As disclosed under Item 5.07 of this Current Report, at the Special Meeting, HCWC’s stockholders approved (i) an amendment to HCWC’s Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to effect a reverse stock split of the HCWC Common Stock at a ratio of up to and including 1-for-100 (the “Reverse Stock Split”), with such ratio to be determined in the discretion of the Board and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, (ii) an amendment to HCWC’s Certificate of Incorporation to authorize 2,000,000,000 shares of HCWC Common Stock, and (iii) an amendment to HCWC’s Certificate of Incorporation to permit stockholders of HCWC to act by written consent in lieu of a meeting.

On August 27, 2026, the Board approved the Reverse Stock Split at a ratio of one-for-thirty-five (1:35) of the HCWC Common Stock. The Reverse Stock Split is expected to become effective on August 28, 2026 as of 11:59 p.m., Eastern Time (the “Effective Time”), with shares to begin trading on a split-adjusted basis on the New York Stock Exchange American (“NYSE American”) at market open on August 31, 2026. In connection with the Reverse Stock Split, every thirty-five (35) shares of HCWC Common Stock issued and outstanding as of the Effective Time will be automatically converted into one share of HCWC Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who would otherwise be entitled to receive a fractional share of HCWC Common Stock as a result of the Reverse Stock Split will instead have that fractional interest rounded up to the next whole share of HCWC Common Stock, after aggregating all fractional shares issuable to such stockholder. No stockholders will receive cash in lieu of fractional shares.

The Reverse Stock Split will reduce the number of shares of HCWC Common Stock issued and outstanding but will not itself change the number of authorized shares of HCWC Common Stock or the par value per share of the HCWC Common Stock. The Reverse Stock Split will affect all of HCWC’s stockholders uniformly and will not affect any stockholder’s percentage interest in HCWC, except to the extent that the Reverse Stock Split results in any stockholder owning a fractional share that is rounded up in connection with the Reverse Stock Split.

In addition, when the Reverse Stock Split becomes effective, the HCWC Common Stock will continue to be listed on the NYSE American under the symbol ‘HCWC’, but will be assigned a new CUSIP number (42227T303).

On August 27, 2026, HCWC issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

NO OFFER OR SOLICITATION

This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed merger of Merger Sub with and into Host Digital, with Host Digital surviving as a wholly owned subsidiary of HCWC (the “Merger”) and related transactions, HCWC has filed the Proxy Statement with the SEC. HCWC may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document that HCWC may file with the SEC. The Proxy Statement has been mailed to stockholders of HCWC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY HCWC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT HCWC, HOST DIGITAL AND THE CONTEMPLATED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents containing important information about HCWC, Host Digital and the proposed transactions, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the Proxy Statement and other documents filed with the SEC by HCWC may be obtained free of charge on HCWC’s website at https://healthy-choice-wellness-corp.ir.rdgfilings.com/ or, alternatively, by directing a request by mail to HCWC at ir@hcwc1.com.

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934). Additional written or oral forward-looking statements may be made by HCWC from time to time in filings with the SEC or otherwise. Statements contained in this Current Report that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are based on management’s estimates, assumptions and projections and are not guarantees of future performance. HCWC assumes no obligation to update these statements. Forward-looking statements may include, but are not limited to, statements regarding the Merger and other transactions. In addition, when used in this Current Report, the words “expects,” “intends,” “may,” “plans,” “will,” “would,” “could,” “should,” “future,” “proposes,” and variations thereof and similar expressions are intended to identify forward looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the risk that the Merger is not completed, that required approvals for the Merger are not obtained, and other factors described in the Proxy Statement and as may be detailed from time-to-time in HCWC’s filings with the SEC.

PARTICIPANTS IN THE SOLICITATION

HCWC and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of HCWC, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, HCWC’s annual report on Form 10-K for the year ended December 31, 2025 and the proxy statement for HCWC’s 2025 Annual Meeting of Stockholders, which was filed with the SEC on December 11, 2025. To the extent holdings of HCWC Common Stock by the directors and executive officers of HCWC have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, subsequently filed by HCWC’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transactions when such materials become available. Investors and security holders should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from HCWC using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHY CHOICE WELLNESS CORP.

Date:	August 27, 2026	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer